EXHIBIT 10.23

THIS WARRANT IS NON-TRANSFERABLE. THIS WARRANT AND THE SECURITIES ACQUIRABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SECURITIES ACQUIRABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS. ACCORDINGLY, THE SECURITIES ACQUIRABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT (I) AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO NS8 CORPORATION THAT SUCH SALE, TRANSFER OR OTHER DISPOSITION MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR (II) SUCH REGISTRATION.

                          [NS8 LOGO - GRAPHIC OMITED]
                            NON-TRANSFERABLE WARRANT
                                   TO PURCHASE
                             SHARES OF COMMON STOCK

For value received, MAXIMUM VENTURES, INC., its successors or assigns ("Holder"), is entitled to purchase from NS8 Corporation, a Delaware corporation, at Two Union Square, 601 Union Street, Suite 4200, Seattle
Washington, USA 98101 (the "Company"), up to 5,439,501 fully paid and nonassessable shares of the Company's Common Stock or such greater or lesser number of such shares as may be determined by application of the adjustment provisions of Section 3 of this warrant, at the price of US$2.00 per share until 5:00 p.m. Seattle, Washington time on May 18, 2006 (the "warrant exercise price").

     This  warrant  is  subject  to  the  following  terms  and  conditions:

     1.     Exercise.  The  rights  represented by this warrant may be exercised
            --------
by the Holder, in whole or in part, by written election, in the form set forth below, by (i) the surrender of this warrant (properly endorsed if required) at the principal office of the Company, (ii) payment to it by cash, certified check or bank draft of the warrant exercise price for the shares to be purchased and
(iii) delivery of (A) a written opinion of counsel or other evidence satisfactory to the Company to the effect that the warrants and the shares issuable upon exercise of this warrant have been registered under the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws or are exempt from registration thereunder or (B) the representation that at the time this warrant is exercised by the original purchaser of this warrant from the Company such Holder's representations and warranties made to the Company in the Subscription Agreement remain true, accurate and correct as of the date of exercise. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this warrant has been exercised by payment to the Company of the warrant exercise price. Certificates for the shares of stock so purchased, bearing an appropriate restrictive legend, shall be delivered to Holder within 15 days after the rights represented by this warrant shall have been so exercised, and, unless this warrant has expired, a new warrant representing the number of shares, if any, with respect to which this warrant has not been exercised shall also be delivered to Holder hereof within such time. No fractional shares shall be issued upon the exercise of this warrant.

     2.     Shares.  All  shares  of  Common  Stock  (the  "Shares") that may be
            ------
issued upon the exercise of the rights represented by this warrant shall, upon issuance, be duly authorized and issued, fully paid and nonassessable shares. During the period within which the rights represented by this warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this warrant a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this warrant.

     The Shares to be issued to the Holder upon exercise of the rights represented by this warrant shall be issued pursuant to an exemption from registration under the Securities Act and applicable securities law. As such, the Shares are "restricted securities" within the meaning of Rule 144 of the Securities Act, and the share certificates representing the Shares are to be legended as follows:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

3.     Adjustment.  The  warrant  exercise  price shall be subject to adjustment
       ----------
from  time  to  time  as  hereinafter  provided  in  this  Section  3:

     (a) If the Company at any time divides the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its Common Stock are combined into a smaller number of shares, the warrant exercise price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such share of Common Stock.

     (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such common stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this warrant and in lieu of the shares of the common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to Holder if Holder had exercised this warrant and had received such shares of common stock immediately prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to Holder at the last address of Holder appearing on the books of the Company the obligation to deliver to Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, Holder may be entitled to purchase.

     (c) Upon each adjustment of the warrant exercise price, Holder shall thereafter be entitled to purchase, at the warrant exercise price resulting from such adjustment, the number of shares obtained by multiplying the warrant exercise price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the warrant exercise price resulting from such adjustment.

     (d) Upon any adjustment of the warrant exercise price, the Company shall give written notice thereof to Holder stating the warrant exercise price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     4.     No  Rights as Shareholder.  This warrant shall not entitle Holder to
            -------------------------
any  rights  as  a  shareholder  of  the  Company.

     5.     Transfer.  This  Warrant may not be transferred or assigned in whole
            --------
or  in  part.

     6.     Notices.  All  demands  and  notices  to be given hereunder shall be
            -------
delivered or sent by first class mail, postage prepaid; in the case of the Company, addressed to its corporate headquarters, Two Union Square, 601 Union Street Suite 4200, Seattle, Washington, USA, 98101, until a new address shall have been substituted by like notice; and in the case of Holder, addressed to Holder at the address written below, until a new address shall have been substituted by like notice.

     7.     Governing  Law.  This  Warrant shall be interpreted and construed in
            --------------
accordance with and pursuant to the laws of the State of Washington without giving effect to principles of conflicts of laws. The parties hereto submit to the exclusive jurisdiction of the state and federal courts situated in King County in the state of Washington for all disputes arising with respect to this Warrant.

     IN WITNESS WHEREOF, the Company has caused this warrant to be executed and delivered by a duly authorized officer.

Dated:  May  18,  2004

                                          NS8  CORPORATION

                                          By:  /s/  Peter  Hogendoorn

                                          Its: CEO


_________________________________
(Name  of  Warrant  Holder)

_________________________________
Print  Address
_________________________________
Email
_________________________________
Social  Security  Number

                                WARRANT EXERCISE

                (TO BE SIGNED ONLY UPON EXERCISE OF THIS WARRANT)

The undersigned, the Holder of the foregoing warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder, __________ shares of Common Stock of NS8 Corporation, to which such warrant relates and herewith makes payment of $__________ therefor in cash, certified check or bank draft and requests that the certificates for such shares be issued in the name of, and be delivered to ___________________, whose address is set forth below the signature of the undersigned.

The undersigned represents that it acquired the warrant pursuant to an Exclusive Advisory Agreement made between NS8 Corporation and Maximum Ventures, Inc. and dated May 18, 2004.

Dated:
       ------------------------

                                       ---------------------------------------
                                       Signature


If  shares  are  to  be  issued  other  than  to  Holder:


                                       Social Security or Tax Identification No.


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Please print present name and
  address